UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2021

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Third Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)
(212)704-1200
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of The Interpublic Group of Companies, Inc. was held on May 27, 2021.

(b) The following matters were voted upon with the final results indicated below.

1. The nominees listed below were elected directors until the next annual meeting of stockholders with the respective votes set forth opposite their names:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Jocelyn Carter-Miller	335,010,345	9,246,050	101,334	15,589,349
Mary J. Steele Guilfoile	331,154,837	13,091,966	110,926	15,589,349
Dawn Hudson	341,158,443	3,074,691	124,595	15,589,349
Philippe Krakowsky	340,440,980	3,800,871	115,878	15,589,349
Jonathan F. Miller	338,135,438	6,074,923	147,368	15,589,349
Patrick Q. Moore	295,401,586	48,768,150	187,993	15,589,349
Michael I. Roth	334,846,235	9,391,741	119,753	15,589,349
Linda S. Sanford	339,968,094	4,252,713	136,922	15,589,349
David M. Thomas	327,191,224	17,018,854	147,651	15,589,349
E. Lee Wyatt, Jr.	342,749,798	1,451,838	156,093	15,589,349

2. A proposal to approve confirmation of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2021 was approved with the votes set forth below:

For	345,133,701
Against	14,663,336
Abstain	150,041

There were no broker non-votes.

3. An advisory ballot question on named executive officer compensation was approved with the votes set forth below:

For	329,992,424
Against	14,065,934
Abstain	299,371
Broker Non-Votes	15,589,349

4. A stockholder proposal regarding special stockholder meetings was defeated with the votes set forth below:

For	110,275,936
Against	233,141,650
Abstain	940,143
Broker Non-Votes	15,589,349

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: June 2, 2021	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President and General Counsel